EXHIBIT 10.3

FIRST AMENDMENT TO
TERM LOAN AGREEMENT

THIS FIRST AMENDMENT TO TERM LOAN AGREEMENT AGREEMENT (this “Amendment”) made as of the 26th day of February, 2013, by and among KITE REALTY GROUP, L.P., a Delaware limited partnership (“Borrower”), KITE REALTY GROUP TRUST, a real estate investment trust formed under the laws of the State of Maryland (“REIT”), the Subsidiaries executing below as Guarantors (the “Subsidiary Guarantors”; REIT and the Subsidiary Guarantors, collectively the “Guarantors”), KEYBANK NATIONAL ASSOCIATION, a national banking association (“KeyBank”), THE OTHER LENDERS WHICH ARE SIGNATORIES HERETO (KeyBank and the other lenders which are signatories hereto, collectively, the “Lenders”), and KEYBANK NATIONAL ASSOCIATION, a national banking association, as Administrative Agent for the Lenders (the “Agent”).

W I T N E S S E T H:

WHEREAS, Borrower, Agent, the Lenders and certain other parties entered into that certain Term Loan Agreement dated as of April 30, 2012 (the “Credit Agreement”); and

WHEREAS, Borrower has requested that the Agent and the Lenders make certain modifications to the terms of the Credit Agreement; and

WHEREAS, the Agent and the Lenders have agreed to make such modifications subject to the execution and delivery by Borrower and Guarantors of this Amendment.

NOW, THEREFORE, for and in consideration of the sum of TEN and NO/100 DOLLARS ($10.00), and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto do hereby covenant and agree as follows:

1. Definitions.  All the terms used herein which are not otherwise defined herein shall have the meanings set forth in the Credit Agreement.

2. Modification of the Credit Agreement.  Borrower, the Lenders and Agent do hereby modify and amend the Credit Agreement as follows:

(a) By deleting in their entirety the definitions of “Capitalization Rate”, “Development Properties” and “Revolving Credit Agreement”, appearing in Section 1.1. of the Credit Agreement, and inserting in lieu thereof the following:

               “Capitalization Rate” means seven and one-half percent (7.50%).

“Development Properties” means any ground-up developments, including consolidated or unconsolidated properties, which were not owned (in whole or in part) by Parent, Borrower or their Subsidiaries as of April 30, 2012. Notwithstanding the foregoing, any such property which achieves an Occupancy Rate of 85% shall no longer be a Development Property and, for purposes of clarity, any purchase by Parent, Borrower or their Subsidiaries of an interest of a joint venture partner in a ground-up development that was owned in part by Parent, Borrower or their Subsidiaries as of April 30, 2012, shall not be a Development Property as a result of such purchase.

“Revolving Credit Agreement” means, that certain Third Amended and Restated Credit Agreement dated as of February 26, 2013, among the Borrower, the Parent, KeyBank National Association, as administrative agent, and the lenders party thereto from time to time, as such agreement may be amended, supplemented and modified from time to time.

(b) By deleting in its entirety Section 10.1.(a).of the Credit Agreement, and inserting in lieu thereof the following:

“(a)           Maximum Leverage Ratio.  The Leverage Ratio to exceed the ratio of 0.60 to 1.0 at any time; provided, however, that for any one (1) period of up to two (2) consecutive fiscal quarters occurring during the term of this Agreement during which the Leverage Ratio set forth above is otherwise required to not exceed 0.60 to 1, the Leverage Ratio may be greater than 0.60 to 1, but may not be greater than 0.625 to 1.0 (the “Increased Leverage Period”).”

(c) By deleting in its entirety Section 10.1.(c).of the Credit Agreement, and inserting in lieu thereof the following:

“(c)           Minimum Tangible Net Worth.  Tangible Net Worth at any time to be less than (i) $350,000,000 plus (ii) 75.0% of the Net Proceeds of all Equity Issuances effected by the Parent or any Subsidiary after the Agreement Date (other than Equity Issuances to the Parent or any Subsidiary).”

3. References to Credit Agreement.  All references in the Loan Documents to the Credit Agreement shall be deemed a reference to the Credit Agreement, as modified and amended herein.

4. Acknowledgment of Borrower and Guarantors.  Borrower and Guarantors hereby acknowledge, represent and agree that the Loan Documents, as modified and amended herein, remain in full force and effect and constitute the valid and legally binding obligation of Borrower and Guarantors, as applicable, enforceable against Borrower and Guarantors in accordance with their respective terms (except as enforceability is limited by bankruptcy, insolvency, reorganization, moratorium or other laws relating to or affecting generally the enforcement of creditors’ rights and the effect of general principles of equity), and that the execution and delivery of this Amendment does not constitute, and shall not be deemed to constitute, a release, waiver or satisfaction of Borrower’s or any Guarantor’s obligations under the Loan Documents.

5. Representations and Warranties.  Borrower and Guarantors represent and warrant to Agent and the Lenders as follows:

(a) Authorization.  The execution, delivery and performance of this Amendment and the transactions contemplated hereby (i) are within the authority of Borrower and Guarantors, (ii) have been duly authorized by all necessary proceedings on the part of the Borrower and Guarantors, (iii) do not and will not conflict with or result in any breach or contravention of any provision of law, statute, rule or regulation to which any of the Borrower or Guarantors is subject or any judgment, order, writ, injunction, license or permit applicable to any of the Borrower or Guarantors, (iv) do not and will not conflict with or constitute a default (whether with the passage of time or the giving of notice, or both) under any provision of the partnership agreement or certificate, certificate of formation, operating agreement, articles of incorporation or other charter documents or bylaws of, or any mortgage, indenture, agreement, contract or other instrument binding upon, any of the Borrower or Guarantors or any of their respective properties or to which any of the Borrower or Guarantors is subject, and (v) do not and will not result in or require the imposition of any lien or other encumbrance on any of the properties, assets or rights of any of the Borrower or Guarantors.

(b) Enforceability.  The execution and delivery of this Amendment are valid and legally binding obligations of Borrower and Guarantors enforceable in accordance with the respective terms and provisions hereof, except as enforceability is limited by bankruptcy, insolvency, reorganization, moratorium or other laws relating to or affecting generally the enforcement of creditors’ rights and the effect of general principles of equity.

(c) Approvals.  The execution, delivery and performance of this Amendment and the transactions contemplated hereby do not require the approval or consent of any Person or the authorization, consent, approval of or any license or permit issued by, or any filing or registration with, or the giving of any notice to, any court, department, board, commission or other governmental agency or authority other than those already obtained and any disclosure filings with the SEC as may be required with respect to this Amendment.

(d) Reaffirmation.  Borrower and Guarantors reaffirm and restate as of the date hereof each and every representation and warranty made by the Borrower and Guarantors and their respective Subsidiaries in the Loan Documents or otherwise made by or on behalf of such Persons in connection therewith except for representations or warranties that expressly relate to an earlier date.

6. No Default.  By execution hereof, the Borrower and Guarantors certify that as of the date of this Amendment and immediately after giving effect to this Amendment, no Default or Event of Default has occurred and is continuing.

7. Waiver of Claims.  Borrower and Guarantors acknowledge, represent and agree that none of such Persons has any defenses, setoffs, claims, counterclaims or causes of action of any kind or nature whatsoever arising on or before the date hereof with respect to the Loan Documents, the administration or funding of the Loan or with respect to any acts or omissions of Agent or any Lender, or any past or present officers, agents or employees of Agent or any Lender pursuant to or relating to the Loan Documents, and each of such Persons does hereby expressly waive, release and relinquish any and all such defenses, setoffs, claims, counterclaims and causes of action arising on or before the date hereof, if any.

8. Ratification.  Except as hereinabove set forth, all terms, covenants and provisions of the Credit Agreement remain unaltered and in full force and effect, and the parties hereto do hereby expressly ratify and confirm the Loan Documents as modified and amended herein.  Guarantors hereby consent to the terms of this Amendment.  Nothing in this Amendment or any other document delivered in connection herewith shall be deemed or construed to constitute, and there has not otherwise occurred, a novation, cancellation, satisfaction, release, extinguishment or substitution of the indebtedness evidenced by the Notes or the other obligations of Borrower and Guarantors under the Loan Documents.

9. Effective Date.  This Amendment shall be deemed effective and in full force and effect as of the date hereof upon the execution and delivery of this Amendment by Borrower, Guarantors, Agent and all of the Lenders and effectiveness of the Revolving Credit Agreement. The Borrower will pay the reasonable fees and expenses of Agent in connection with this Amendment in accordance with Section 13.2. of the Credit Agreement.  All interest and fees accrued prior to the date of this Amendment under provisions of the Credit Agreement modified by this Amendment shall remain payable at the due dates set forth in the Credit Agreement.

10. Amendment as Loan Document.  This Amendment shall constitute a Loan Document.

11. Counterparts.  This Amendment may be executed in any number of counterparts which shall together constitute but one and the same agreement.

12. MISCELLANEOUS.  THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS EXECUTED, AND TO BE FULLY PERFORMED, IN SUCH STATE.  This Amendment shall be binding upon and shall inure to the benefit of the parties hereto and their respective permitted successors, successors-in-title and assigns as provided in the Credit Agreement.

IN WITNESS WHEREOF, the parties hereto have hereto set their hands and affixed their seals as of the day and year first above written.

BORROWER:

KITE REALTY GROUP, L.P., a Delaware limited partnership

By:	Kite Realty Group Trust, its sole General Partner

By:   /s/ Daniel R. Sink
Daniel R. Sink, Executive Vice President and
Chief Financial Officer

REIT:

KITE REALTY GROUP TRUST

By:                 /s/ Daniel R. Sink
Name:            Daniel R. Sink
Title:              Executive Vice President and Chief Financial Officer

SUBSIDIARY GUARANTORS:

EACH GUARANTOR WHICH IS A SUBSIDIARY AS LISTED ON SCHEDULE 1

By:	Kite Realty Group, L.P., the sole member of each such Guarantor

By:	Kite Realty Group Trust, its sole general partner

By:           /s/ Daniel R. Sink
Name:     Daniel R. Sink
Title:	Executive Vice President and Chief Financial Officer

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KRG COURTHOUSE SHADOWS, LLC

By:	KRG Courthouse Shadows I, LLC, its sole member

By:           Kite Realty Group, L.P., its sole member

By:	Kite Realty Group Trust, its sole general partner

By:	/s/ Daniel R. Sink
Name:	Daniel R. Sink
Title:	Executive Vice President and Chief Financial Officer

CORNER ASSOCIATES, LP

By:	KRG Corner Associates, LLC, its sole general partner

By:           Kite Realty Group, L.P., its sole member

By:	Kite Realty Group Trust, its sole general partner

By:              /s/ Daniel R. Sink
Name:        Daniel R. Sink
Title:	Executive Vice President and Chief Financial Officer

KITE REALTY EDDY STREET LAND, LLC

By:           Kite Realty Holding, LLC, its sole member

By:           Kite Realty Group, L.P., its sole member

By:	Kite Realty Group Trust, its sole general partner

By:          /s/ Daniel R. Sink
Name:     Daniel R. Sink
Title:	Executive Vice President and Chief Financial Officer

[Signatures Continued On Next Page]

KITE REALTY NEW HILL PLACE, LLC
KITE REALTY PEAKWAY AT 55, LLC

By:           Kite Realty Development, LLC, their sole member

By:           Kite Realty Holding, LLC, its sole member

By:	Kite Realty Group, L.P., its sole member

By:	Kite Realty Group Trust, its sole general partner

By:          /s/ Daniel R. Sink
Name:    Daniel R. Sink
Title:	Executive Vice President and Chief Financial Officer

KRG CEDAR HILL VILLAGE, LP
KRG PIPELINE POINTE, LP
KRG SUNLAND II, LP

By:           KRG Texas, LLC, their sole general partner

By:           KRG Capital, LLC, its sole member

By:           Kite Realty Group, L.P., its sole member

By:	Kite Realty Group Trust, its sole general partner

By:          /s/ Daniel R. Sink
Name:    Daniel R. Sink
Title:	Executive Vice President and Chief Financial Officer

[Signatures Continued On Next Page]

KRG MARKET STREET VILLAGE, LP

By:           KRG Market Street Village I, LLC, its sole general partner

By:           Kite Realty Group, L.P., its sole member

By:	Kite Realty Group Trust, its sole general partner

By:             /s/ Daniel R. Sink
Name:        Daniel R. Sink
Title:	Executive Vice President and Chief Financial Officer

KRG SAN ANTONIO, LP

By:           Kite San Antonio, LLC, its sole general partner

By:           Kite Realty Group, L.P., its sole member

By:	Kite Realty Group Trust, its sole general partner

By:           /s/ Daniel R. Sink
Name:     Daniel R. Sink
Title:	Executive Vice President and Chief Financial Officer

KRG EAGLE CREEK III, LLC

KRG PANOLA II, LLC

By:           KRG Capital, LLC, their sole member

By:           Kite Realty Group, L.P., its sole member

By:	Kite Realty Group Trust, its sole general partner

By:          /s/ Daniel R. Sink
Name:    Daniel R. Sink
Title:	Executive Vice President and Chief Financial Officer

[Signatures Continued On Next Page]

KRG CEDAR HILL PLAZA, LP

By:	KRG CHP Management, LLC, its sole general partner

By:         /s/ Daniel R. Sink
Name:   Daniel R. Sink
Title:     Executive Vice President and Chief Financial Officer

KRG CREC/KS PEMBROKE PINES, LLC

By:           KRG Pembroke Pines, LLC, its sole member

By:           Kite Realty Group, L.P., its sole member

By:	Kite Realty Group Trust, its sole general partner

By:           /s/ Daniel R. Sink
Name:     Daniel R. Sink
Title:	Executive Vice President and Chief Financial Officer

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KRG PLAZA GREEN, LLC

By:           Kite McCarty State, LLC, its member

By:           Kite Realty Group, L.P., its sole member

By:	Kite Realty Group Trust, its sole general partner

By:          /s/ Daniel R. Sink
Name:    Daniel R. Sink
Title:	Executive Vice President and Chief Financial Officer

By:           Preston Commons, LLP, its member

By:           Kite Realty Group, L.P., its managing partner

By:	Kite Realty Group Trust, its sole general partner

By:          /s/ Daniel R. Sink
Name:    Daniel R. Sink
Title:	Executive Vice President and Chief Financial Officer

[Signatures Continued On Next Page]

KRG WOODRUFF GREENVILLE, LLC

By:           Kite McCarty State, LLC, its member

By:           Kite Realty Group, L.P., its sole member

By:	Kite Realty Group Trust, its sole general partner

By:          /s/ Daniel R. Sink
Name:    Daniel R. Sink
Title:	Executive Vice President and Chief Financial Officer

By:           Kite Pen, LLC, its member

By:           Kite Realty Group, L.P., its sole member

By:	Kite Realty Group Trust, its sole general partner

By:          /s/ Daniel R. Sink
Name:     Daniel R. Sink
Title:	Executive Vice President and Chief Financial Officer

[Signatures Continued On Next Page]

LENDERS:

KEYBANK NATIONAL ASSOCIATION, as Administrative Agent, and as a Lender

By:          /s/ James Komperda
Name:    James Komperda
Title:     Vice President

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Syndication Agent and as a Lender

By:         /s/ Winita Lau
Name:   Winita Lau
Title:      Vice President

THE HUNTINGTON NATIONAL BANK, as Documentation Agent and as a Lender

By:         /s/ Arthur N. DePompei
Name:   Arthur N. DePompei
Title:     Vice President

RAYMOND JAMES BANK, N.A. (f/k/a Raymond James Bank, FSB)

By:          /s/ James M. Armstrong
Name:     James M. Armstrong
Title:       Senior Vice President

ASSOCIATED BANK NATIONAL ASSOCIATION

By:        /s/ Shawn S. Bullock
Name:   Shawn S. Bullock
Title:    Senior Vice President

SCHEDULE 1

	Name of Subsidiary	State of Formation
1.	82 & Otty, LLC	Indiana
2.	Brentwood Land Partners, LLC	Indiana
3.	Eagle Plaza II, LLC	Indiana
4.	Glendale Centre, L.L.C.	Indiana
5.	Kite Eagle Creek, LLC	Indiana
6.	Kite Greyhound III, LLC	Indiana
7.	Kite Greyhound, LLC	Indiana
8.	Kite King’s Lake, LLC	Indiana
9.	Kite Washington Parking, LLC	Indiana
10.	Kite West 86th Street II, LLC	Indiana
11.	KRG Bolton Plaza, LLC	Indiana
12.	KRG College I, LLC	Indiana
13.	KRG College, LLC	Indiana
14.	KRG Cool Creek Outlots, LLC	Indiana
15.	KRG Cove Center, LLC	Indiana
16.	KRG Eagle Creek IV, LLC	Indiana
17.	KRG Eddy Street FS Hotel, LLC	Indiana
18.	KRG Estero, LLC	Indiana
19.	KRG Fox Lake Crossing, LLC	Delaware
20.	KRG Gainesville, LLC	Indiana
21.	KRG ISS LH OUTLOT, LLC	Indiana
22.	KRG Lithia, LLC	Indiana
23.	KRG New Hill Place, LLC	Indiana
24.	KRG Oleander, LLC	Indiana
25.	KRG Peakway at 55, LLC	Indiana
26.	KRG Plaza Green, LLC	Indiana
27.	KRG Rivers Edge, LLC	Indiana
28.	KRG Rivers Edge II, LLC	Indiana
29.	KRG Waterford Lakes, LLC	Indiana
30.	KRG Woodruff Greenville, LLC	Indiana
31.	Noblesville Partners, LLC	Indiana